SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2004

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                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

       WASHINGTON                        0-24543                 91-1615590
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)

                             8160 - 304th Avenue SE
                              Building 3, Suite A
                           Preston, Washington 98050

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 222-5022

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Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

           Exhibit No.  Description
           -----------  --------------------------------------------------------

              99.1      Press release of Cost-U-Less, Inc. dated January 8, 2004

Item 12.  Results of Operations and Financial Condition

         The information in this Item 12 and the portion of the exhibit attached hereto relating to the Company's results of operation and financial condition shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         In its January 8, 2004, press release, the Company announced an increase of 13.8% in same store sales (stores open a full 13 months) for the fiscal quarter ending December 28, 2003 and an increase of 8.2% in same store sales for the fiscal year ending December 28, 2003.

         A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Cost-U-Less, Inc.

January 8, 2004                 By:  /s/ J. Jeffrey Meder
                                     -------------------------------------------
                                     J. Jeffrey Meder, President

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release of Cost-U-Less, Inc. dated January 8, 2004